                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT


                                                                                       Settlement Date                     11/30/01
                                                                                       Determination Date                  12/12/01
                                                                                       Distribution Date                   12/17/01
I.      All Payments on the Contracts                                                                                  8,193,345.37
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              151,295.19
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        167,711.12
VI.     Distribution from the Reserve Account                                                                             78,749.87
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              109,877.77
VIII.   Transfers to the Pay-Ahead Account                                                                               (76,789.35)

IX.     Less:  Investment Earnings distributions                                                                               0.00
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                          $8,624,189.97
                                                                                                                   ================


DISTRIBUTION AMOUNTS                                                         Cost per $1000
--------------------------------------------                                 --------------
1.   (a)  Class A-1 Note Interest Distribution                                                               0.00
     (b)  Class A-1 Note Principal Distribution                                                              0.00
           Aggregate Class A-1 Note Distribution                                0.00000000                                     0.00

2.   (a)  Class A-2 Note Interest Distribution                                                               0.00
     (b)  Class A-2 Note Principal Distribution                                                              0.00
          Aggregate Class A-2 Note Distribution                                 0.00000000                                     0.00

3.   (a)  Class A-3 Note Interest Distribution                                                               0.00
     (b)  Class A-3 Note Principal Distribution                                                              0.00
          Aggregate Class A-3 Note Distribution                                 0.00000000                                     0.00

4.   (a)  Class A-4 Note Interest Distribution                                                               0.00
     (b)  Class A-4 Note Principal Distribution                                                              0.00
          Aggregate Class A-4 Note Distribution                                 0.00000000                                     0.00

5.   (a)  Class A-5 Note Interest Distribution                                                               0.00
     (b)  Class A-5 Note Principal Distribution                                                              0.00
          Aggregate Class A-5 Note Distribution                                 0.00000000                                     0.00

6.   (a)  Class A-6 Note Interest Distribution                                                               0.00
     (b)  Class A-6 Note Principal Distribution                                                              0.00
          Aggregate Class A-6 Note Distribution                                 0.00000000                                     0.00

7.   (a)  Class A-7 Note Interest Distribution                                                               0.00
     (b)  Class A-7 Note Principal Distribution                                                              0.00
          Aggregate Class A-7 Note Distribution                                 0.00000000                                     0.00

8.   (a)  Class A-8 Note Interest Distribution                                                         303,762.65
     (b)  Class A-8 Note Principal Distribution                                                      7,134,172.07
          Aggregate Class A-8 Note Distribution                                87.50511430                             7,437,934.72

9.   (a)  Class A-9 Note Interest Distribution                                                         321,266.67
     (b)  Class A-9 Note Principal Distribution                                                              0.00
          Aggregate Class A-9 Note Distribution                                 5.26666667                               321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                        345,041.67
     (b)  Class A-10 Note Principal Distribution                                                             0.00
          Aggregate Class A-10 Note Distribution                                5.30833333                               345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                    244,679.31
     (b)  Class B Certificate Principal Distribution                                                         0.00
          Aggregate Class B Certificate Distribution                            5.45000000                               244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                                 95,585.39
     (b)  Reimbursement of prior Monthly Advances                                                      179,682.22
               Total Servicer Payment                                                                                    275,267.61

13.  Deposits to the Reserve Account                                                                                           0.00

Total Distribution Amount                                                                                             $8,624,189.97
                                                                                                                   ================

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                       0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                            0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                  0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                       0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                          $0.00
                                                                                                                   ================
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


                 INTEREST
--------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                          0.00
        (b) Class A-2 Notes    @            5.852%                                                          0.00
        (c) Class A-3 Notes    @            5.919%                                                          0.00
        (d) Class A-4 Notes    @            6.020%                                                          0.00
        (e) Class A-5 Notes    @            6.050%                                                          0.00
        (f) Class A-6 Notes    @            6.130%                                                          0.00
        (g) Class A-7 Notes    @            6.140%                                                          0.00
        (h) Class A-8 Notes    @            6.230%                                                    303,762.65
        (i) Class A-9 Notes    @            6.320%                                                    321,266.67
        (j) Class A-10 Notes   @            6.370%                                                    345,041.67
                     Aggregate Interest on Notes                                                                         970,070.98
        (k) Class B Certificates @          6.540%                                                                       244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                 0.00
        (b) Class A-2 Notes                                                                                 0.00
        (c) Class A-3 Notes                                                                                 0.00
        (d) Class A-4 Notes                                                                                 0.00
        (e) Class A-5 Notes                                                                                 0.00
        (f) Class A-6 Notes                                                                                 0.00
        (g) Class A-7 Notes                                                                                 0.00
        (h) Class A-8 Notes                                                                                 0.00
        (i) Class A-9 Notes                                                                                 0.00
        (j) Class A-10 Notes                                                                                0.00
        (k) Class B Certificates                                                                            0.00

3.   Total Distribution of Interest                                              Cost per $1000
                                                                                 --------------
        (a) Class A-1 Notes                                                         0.00000000              0.00
        (b) Class A-2 Notes                                                         0.00000000              0.00
        (c) Class A-3 Notes                                                         0.00000000              0.00
        (d) Class A-4 Notes                                                         0.00000000              0.00
        (e) Class A-5 Notes                                                         0.00000000              0.00
        (f) Class A-6 Notes                                                         0.00000000              0.00
        (g) Class A-7 Notes                                                         0.00000000              0.00
        (h) Class A-8 Notes                                                         3.57367818        303,762.65
        (i) Class A-9 Notes                                                         5.26666667        321,266.67
        (j) Class A-10 Notes                                                        5.30833333        345,041.67
                     Total Aggregate Interest on Notes                                                                   970,070.98
        (k) Class B Certificates                                                    5.45000000                           244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                                 No. of Contracts
                                                                                 -----------------
1.   Amount of Stated Principal Collected                                                           2,687,263.88
2.   Amount of Principal Prepayment Collected                                          194          3,859,852.07
3.   Amount of Liquidated Contract                                                      20            587,056.12
4.   Amount of Repurchased Contract                                                     0                   0.00

       Total Formula Principal Distribution Amount                                                                     7,134,172.07

5.   Principal Balance before giving effect to Principal Distribution                              Pool Factor
                                                                                                   -----------
        (a) Class A-1 Notes                                                                         0.0000000                  0.00
        (b) Class A-2 Notes                                                                         0.0000000                  0.00
        (c) Class A-3 Notes                                                                         0.0000000                  0.00
        (d) Class A-4 Notes                                                                         0.0000000                  0.00
        (e) Class A-5 Notes                                                                         0.0000000                  0.00
        (f) Class A-6 Notes                                                                         0.0000000                  0.00
        (g) Class A-7 Notes                                                                         0.0000000                  0.00
        (h) Class A-8 Notes                                                                         0.6883489         58,509,658.77
        (i) Class A-9 Notes                                                                         1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                        1.0000000         65,000,000.00
        (k) Class B Certificates                                                                    1.0000000         44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                      Cost per $1000
                                                                                ----------------
        (a) Class A-1 Notes                                                        0.00000000                                  0.00
        (b) Class A-2 Notes                                                        0.00000000                                  0.00
        (c) Class A-3 Notes                                                        0.00000000                                  0.00
        (d) Class A-4 Notes                                                        0.00000000                                  0.00
        (e) Class A-5 Notes                                                        0.00000000                                  0.00
        (f) Class A-6 Notes                                                        0.00000000                                  0.00
        (g) Class A-7 Notes                                                        0.00000000                                  0.00
        (h) Class A-8 Notes                                                       83.93143612                          7,134,172.07
        (i) Class A-9 Notes                                                        0.00000000                                  0.00
        (j) Class A-10 Notes                                                       0.00000000                                  0.00
        (k) Class B Certificates                                                   0.00000000                                  0.00

8.   Principal Balance after giving effect to Principal Distribution                                Pool Factor
                                                                                                    -----------
        (a) Class A-1 Notes                                                                          0.0000000                 0.00
        (b) Class A-2 Notes                                                                          0.0000000                 0.00
        (c) Class A-3 Notes                                                                          0.0000000                 0.00
        (d) Class A-4 Notes                                                                          0.0000000                 0.00
        (e) Class A-5 Notes                                                                          0.0000000                 0.00
        (f) Class A-6 Notes                                                                          0.0000000                 0.00
        (g) Class A-7 Notes                                                                          0.0000000                 0.00
        (h) Class A-8 Notes                                                                          0.6044175        51,375,486.70
        (i) Class A-9 Notes                                                                          1.0000000        61,000,000.00
        (j) Class A-10 Notes                                                                         1.0000000        65,000,000.00
        (k) Class B Certificates                                                                     1.0000000        44,895,285.54



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

                 POOL DATA                                                                           Aggregate
--------------------------------------------
                                                                                No. of Contracts  Principal Balance
                                                                                ----------------  -----------------
1.   Pool Stated Principal Balance as of                   11/30/01                  8,982         222,270,772.24

2.   Delinquency Information                                                                                            % Delinquent
                                                                                                                        ------------
              (a) 31-59 Days                                                          73            1,644,246.50          0.740%
              (b) 60-89 Days                                                          37              969,586.33          0.436%
              (c) 90-119 Days                                                         20              535,703.84          0.241%
              (d) 120 Days +                                                          77            2,012,855.08          0.906%


3.   Contracts Repossessed during the Due Period                                      14              532,547.55

4.   Current Repossession Inventory                                                   32            1,265,381.19

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                     20              587,056.12
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     151,295.19
                                                                                                   ---------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    435,760.93

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     3,409,045.90

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)              1,015                             15,647,052.36

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.178%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                87.477



             TRIGGER ANALYSIS
--------------------------------------------

1.   (a)  Average Delinquency Percentage                                      2.108%
     (b)  Delinquency Percentage Trigger in effect?                                                  YES

2.   (a)  Average Net Loss Ratio                                              0.066%
     (b)  Net Loss Ratio Trigger in effect?                                                           NO
     (c)  Net Loss Ratio (using ending Pool Balance)                          0.138%

3.   (a)  Servicer Replacement Percentage                                     0.127%
     (b)  Servicer Replacement Trigger in effect?                                                     NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                               95,585.39

2.   Servicer Advances                                                                                                   167,711.12

3.   (a)  Opening Balance of the Reserve Account                                                                       8,973,952.86
     (b)  Deposits to the Reserve Account                                                                 0.00
     (c)  Investment Earnings in the Reserve Account                                                 17,395.70
     (d)  Distribution from the Reserve Account                                                     (78,749.87)
     (e)  Ending Balance of the Reserve Account                                                                        8,912,598.69

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       269,326.02
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                              76,789.35
     (c)  Investment Earnings in the Pay-Ahead Account                                                    0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                           (109,877.77)
     (e)  Ending Balance in the Pay-Ahead Account                                                                        236,237.60
